Bryn Mawr Bank Corporation NASDAQ: BMTC Third Quarter 2010 Update Exhibit 99.1

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995.
Please see the section titled Safe Harbor at the end of the presentation for more information regarding these types of statements.
The information contained in this presentation is correct only as of November 19,
2010.
Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 121 year history
A unique business model with a traditional commercial bank ($1.7 billion)
and a trust company ($3.3 billion) under one roof at September 30, 2010
Wholly owned subsidiary – The Bryn Mawr Trust Company
Located on Philadelphia’s affluent “Main Line”
Celebrated 25 years on the NASDAQ in August 2010

Mont Clare
Kimberton
Phoenixville
Ludwigs Corner
Chester Springs
Valley Forge
Eagle
Anselma
King of Prussia
Norristown
Bridgeport
Plymouth Meeting
Lafayette Hill
Conshohocken
Glenside
Elkins Pk
Cheltenham
Jenkintown
Abington
Oreland
Bethayres
Grove
Lyndell
Lionville
Bacton
Devault
Berwyn
Stafford
Wayne
Gladwyne
Glendach
Green Tree
Paoli
Devon
Villanova
Rosemont
Bryn Mawr
Haverford
Ardmore
Narberth
Penn Valley
Bala Cynwyd
Wynnewood
Exton
Frazer
Malvern
Bradford Hills
Downingtown
Newtown Square
Goshenville
Broomall
Llanerch
Upper Darby
PHILADELPHIA
CAMDEN
Chatwood
Milltown
West Chester
Marshallton
CHESTER CO
DELAWARE CO
Rose Tree
Drexel Hill
Lansdowne
Yeadon
Darby
Cheyney
Gradyville
Media
Springfield
Swarthmore
Collingdale
Westtown
Embreeville
Northbrook
Lenape
Pocopson
Elwyn
Morton
Glenolden
Gloucester City
Concordville
Glen Riddle
Rose Valley
Ridley Pk
Prospect Park
Unionville
Willowdale
Brookhaven
Woodlyn
Westville
Bellmawr
Longwood
Hamorton
Chadds Ford
Village Green
Parkside
Chester
Essington
National Park
Kennett Square
Upland
Runnemede
Fairville
DELAWARE CO
NEW CASTLE CO
Boothwyn
Ogden
Trainer
Woodbury
Thorofare
Toughkenamon
Linwood
Marcus Hook
PENNSYLVANIA
NEW JERSEY
Paulsboro
Gibbstown
Centerville
Yorklyn
Talleyville
Claymont
Bridgeport
Mt Royal
Clarksboro
Woodbury Hts
Blackwood
Rockland
Arden
Repaupo
Mantua
Wenonah
Hockessin
Montchanin
Fairfax
Holly Oak
Mickleton
Penny Hill
Bellefonte
Westover Hills
Pedricktown
Sewell
Barnsboro
Turnersville

3 Southeast PA Footprint • 17 BMTC Full Service Branch Locations

Investment Considerations
A great brand & franchise
Solid financial fundamentals
Outstanding target market demographics
New business initiatives driving growth
Well-capitalized
$3.29 billion wealth management business that provides a significant source of non-interest income

Experienced Management Team
Chairman, President and CEO – Ted Peters
Lending – Joseph Keefer
Wealth Management – Frank Leto
Retail Banking – Alison Gers
Finance – Duncan Smith, CPA
Risk Management – Geoffrey Halberstadt

Financial Highlights
3
rd
Qtr
2010
2
nd
Qtr
2010
1
st
Qtr
2010
4
th
Qtr
2009
3
rd
Qtr
2009
Portfolio Loans & Leases
($ in millions)
$1,176 $899 $893 $886 $886
Total Deposits
($ in millions)
$1,260 $953 $914 $938 $899
Total Wealth Assets
($ in billions)
$3.29 $3.10 $3.11 $2.87 $2.71
Tangible Book Value Per
Share
$11.03 $11.62 $10.56 $10.40 $10.44
Dividends Declared $0.14 $0.14 $0.14 $0.14 $0.14

Financial Highlights - continued
3
rd
Qtr
2010
2
nd
Qtr
2010
1
st
Qtr
2010
4
th
Qtr
2009
3
rd
Qtr
2009
Net Income (Loss)
($ in millions)
$(1.02) $2.41 $2.22 $2.64 $2.62
Basic Earnings (Loss) Per
Common Share
$(0.08) $0.25 $0.25 $0.30 $0.30
Diluted Earnings (Loss)
Per Common Share
$(0.08) $0.25 $0.25 $0.30 $0.30
Non-performing Loans as
a % of Portfolio Loans and
Leases
0.92% 1.11% 0.77% 0.78% 0.78%
Allowance for Loan and
Lease Losses
0.88% 1.09% 1.09% 1.18% 1.16%

2010 - 2011 Strategies
3-5-3 Strategic Plan
$3 billion in banking assets - $5 billion in wealth assets – 3 years
Opportunistic expansion in new market areas
Use banking and trust industry turmoil to attract new clients
The Corporation intends to implement or continuing implementing the following strategic initiatives in 2010 and 2011:

9 2010 - 2011 Strategies - continued Focus on the net interest margin Continued emphasis on strong credit quality Raise capital as needed Monitor expenses

Growth Initiatives

Acquisition of First Keystone Financial, Inc.
Legal close completed July 1, 2010
Expands footprint in Delaware and Chester (southeastern PA)
counties with 8 new branches
New opportunities for BMTC Wealth Management, Business
Banking, Retail Banking and Mortgage Banking
System conversion was completed on August 25, 2010 and response has been favorable
Financial results incorporated into BMTC 3rd quarter 2010 10-Q
Almost no attrition of First Keystone clients
Growth Initiatives

First Keystone Financial, Inc. – Transaction Summary
Acquirer:
Bryn Mawr Bank Corporation (NASDAQ: BMTC)
Seller:
First Keystone Financial, Inc. (NASDAQ: FKFS)
Consideration:
Each share of FKFS common stock was exchanged for
0.6973 BMTC shares and $2.06 in cash
Transaction Value:
Board Representation:
Donald Guthrie (Chairman of the FKFS Board of Directors)
joined the BMTC Bank and Holding Company Boards as a
Director
0.6973 BMTC shares
$31.3 million
Aggregate Consideration:
1.63 million shares of BMBC common stock
$4.8 million in cash

Growth Initiatives - continued
Bryn Mawr Asset Management
“Lift out” strategy
Four investment advisers hired
Approximately $214 million in assets as of September 30, 2010
Additional opportunities being evaluated
Institutional Trust and Escrow Services
Strong pipeline of new business

BMTC of Delaware
The Delaware Advantage
Generation skipping trusts / directed trusts
$483 million in assets at September 30, 2010
Potential opportunities due to sale of Wilmington Trust
New location – Greenville, DE
Lau Associates
High net worth financial planning
Potential opportunities due to sale of Wilmington Trust
New location – Greenville, DE
Growth Initiatives - continued

Financial Review Bryn Mawr Bank Corporation As of September 30, 2010

Third Quarter 2010 Results
Net loss of $1.02 million
Results include pre-tax merger related expenses associated with the
First Keystone Financial, Inc. merger of $4.3 million
Results included a $4.2 million provision for loan and leases losses, of which approximately $3.6 million is related to two commercial relationships
Diluted loss per share of $0.08
Wealth Management Assets were $3.3 billion - up 14.6% from the fourth quarter of 2009
Revenue from Wealth Management services was $3.7 million - up 2.6%
from the fourth quarter of 2009

Third Quarter 2010 Results - continued
Tax-equivalent net interest margin was 3.66%, a slight decrease from
3.80% at June 30, 2010 due to lower yielding interest-earning assets from the merger
Deposit levels of $1.26 billion and total loans and lease of $1.18 billion at
September 30, 2010
Loan quality is stable with non-performing loans and leases at 0.92% at
September 30, 2010
Allowance for loan and lease losses was 0.88% compared to 1.18% at
December 31, 2009 due to the acquisition of the First Keystone loan portfolio at fair value which excludes its previous allowance
Investment portfolio was $356.8 million at September 30, 2010 with no
OTTI charges recorded in the first nine months of 2010 or for the years ended December 31, 2009, 2008 and 2007

Year to Date Results – September 30, 2010
Net income of $3.6 million
Included are merger related expenses of $5.3 million associated with the First Keystone Financial, Inc. and an $8.3 million provision of which
$6.0 million is related to two commercial relationships
Diluted and basic earnings per share of $0.35
Revenue from Wealth Management services was $11.4 million – up 7.9%
from the nine month period in 2009
Tax-equivalent net interest margin of 3.82% compared to 3.64% in the nine month period

Diluted Earnings Per Share
* Excludes $0.10 per share gain on sale of real estate
** Figures include merger related expenses of $616 thousand in 2009 and $5.3 million 2010 YTD.
$1.31
$1.46
$1.48
$1.08
$1.18
$0.35
$0.00
$0.45
$0.90
$1.35
$1.80
2005 2006 2007* 2008 2009** 2010 YTD**

Portfolio Loan & Lease Growth
Total Portfolio Loans & Leases Outstanding
CAGR : 10.5% (2005-2009)
($ in millions)
September 30, 2010 includes the addition of the First Keystone loan portfolio.
$595
$681
$803
$900
$886
$1,176
$300
$500
$700
$900
$1,100
$1,300
2005 2006 2007 2008 2009 9/30/10

Asset Quality
Asset Quality
3
rd
Qtr
2010
4
th
Qtr
2009
3
rd
Qtr
2009
Non-accrual loans and leases $9,938 $6,246 $5,921
90+ days past due loans – still accruing $902 $668 $1,013
Non-performing loans and leases $10,840 $6,914 $6,934
Acquired non-performing loans (included in total
above)
$3,194 -- --
Other non-performing assets $1,170 $1,025 $1,521
Non-performing assets $12,010 $7,939 $8,455
Non-performing loans and leases / portfolio loans 0.92% 0.78% 0.78%
Non-performing assets / assets 0.70% 0.64% 0.71%
($ in thousands)
Third quarter of 2010 includes the addition of the First Keystone loan portfolio.

Asset Quality
3
rd
Qtr
2010
4
th
Qtr
2009
3
rd
Qtr
2009
Allowance for loan and lease losses $10,297 $10,424 $10,299
Net loan and lease charge-offs (annualized) /
average loans
1.53% 0.53% 1.08%
Delinquency rate – loans and leases > 30 days 1.62% 1.10% 1.23%
Delinquent loans and leases - 30-89 days $8,283 $2,678 $3,977
Delinquency rate – loans and leases 30-89 days 0.71% 0.30% 0.45%
Allowance for loan and leases losses / loans and
leases
0.88% 1.18% 1.16%
Allowance for loan and lease loss / non-performing
loans and leases
95.0% 150.8% 148.5%
Asset Quality - continued
($ in thousands)
Third quarter of 2010 includes the addition of the First Keystone loan portfolio.

Asset Quality - continued
Non-performing loans and leases as a % of portfolio loans and leases
September 30, 2010 includes the addition of the First Keystone loan portfolio.
0.07%
0.12%
0.25%
0.65%
0.78%
0.92%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
2005 2006 2007 2008 2009 9/30/2010

Loan Composition at September 30, 2010
$358
$239
$240
$252
$49 $38
Commercial Mortgages
Commercial & Industrial
Home Equity Lines & Loans & Consumer Loans
Residential Mortgages
Construction
Leases
($ in millions)

Small Ticket National Leasing Business
Leases outstanding: $38 million at September 30, 2010
Planned lease portfolio reduction of $10.2 million since December 31,
2009. New production will take 2 or 3 quarters to match scheduled payments and charge-offs
Average yield of 10.3% at September 30, 2010
Year to date, lease charge-offs have decreased $2.1 million from the same time period in 2009
Delinquency rate has fallen 146 basis points over the past 12 months

26 $31.3 $33.3 $34.2 $37.1 $40.8 $37.0 $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 2009 2010 YTD Net Interest Income CAGR: 6.9% (2005-2009) Note: Not on a tax-equivalent basis ($ in millions)

27 Net Interest Margin On a tax-equivalent basis 3.72% 3.85% 4.06% 3.80% 3.66% 3.2% 3.4% 3.6% 3.8% 4.0% 4.2% Sep-09 Dec-09 Mar-10 Jun-10 Sep-10

Deposit Growth
Average Annual Deposits
($ in millions)
Third quarter of 2010 includes the addition of First Keystone deposits.
$626
$709
$798
$888
$1,277
$200
$400
$600
$800
$1,000
$1,200
$1,400
2006 2007 2008 2009 3rd Qtr  2010

Average Deposits & Borrowed Funds Mix
Third Quarter 2010
$226
$676
$270
$104
$242
$35
$11
Non-Interest Bearing DDA Savings, NOW & Money Market
Time Deposits Wholesale Deposits, IND & IDC
Borrowed Funds Subordinated Debt (senior & junior)
Repurchase Agreements
($ in millions)

Investment Portfolio as of September 30, 2010
SECURITY DESCRIPTION (AFS)
Amortized
Cost
Fair
Value
Unrealized
Gain / Loss
U.S. Treasury Obligations $5,012 $5,227 $215
U. S. Government Agency 186,430 187,609 1,179
State, County & Municipal 29,959               30,614               655
State, County & Municipal - taxable 3,750 3,980 230
FNMA/FHLMC Mortgage Backed Securities 41,632             42,431             799
GNMA Mortgage Backed Securities 19,392                19,402             10
Foreign Debt Securities 1,250 1,250 -
CMO Mortgage Backed Securities 2,461 2,490 29
Equity Stocks – determinable fair value 243 294 51
Bond – Mutual Funds 62,354 63,541 1,187
Total Investment Portfolio $352,483 $356,838 $4,355
($ in thousands)

Capital Considerations
Bryn Mawr Bank Corporation elected not to take TARP Capital
Registered Direct Offering closed on May 18, 2010 raising $24.7 million after deducting fees and expenses
Maintains a “well capitalized” capital position
Selectively add capital as needed to maintain capital levels and fund asset growth and acquisitions
Additional earn out payments for Lau Associates at the end of 2010 and
2011
Active Dividend Reinvestment and Stock Purchase Plan with Request for
Waiver program

Capital Position - Bryn Mawr Bank Corporation
9/30/2010 12/31/2009 9/30/2009
Tier I 10.81% 9.41% 9.36%
Total (Tier II) 13.19% 12.53% 12.49%
Tier I Leverage 8.65% 8.35% 8.39%
Tangible Common
Equity
7.95%   7.51% 7.74%

Capital Position - Bryn Mawr Trust Company (“Bank”)
9/30/2010 12/31/2009 9/30/2009
Tier I 10.35% 9.06% 8.91%
Total (Tier II) 12.75% 12.20% 12.06%
Tier I Leverage 8.27% 8.03% 7.98%
Tangible Common
Equity
8.20% 7.22% 7.34%

$2.04
$2.18
$2.28
$2.15
$2.87
$3.29
$1.0
$2.0
$3.0
$4.0
2005 2006 2007 2008 2009 9/30/2010
Wealth Assets Under Management, Administration,
Supervision and Brokerage
(1)
($ in billions)
(1)   Excludes Community Bank’s assets 2005 - 2007

35 $11.5 $12.4 $13.5 $13.8 $14.2 $11.4 $2.0 $5.0 $8.0 $11.0 $14.0 $17.0 2005 2006 2007 2008 2009 2010 YTD Wealth Management Fees CAGR: 5.4% (2005 – 2009) ($ in millions)

Summary
Outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Private Banking
Investing in growth opportunities today for earnings growth
tomorrow
Merger expands contiguous footprint
Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for potential strategic expansion

Thank You
Joseph Keefer, EVP
610-581-4869
jkeefer@bmtc.com
Duncan Smith, CFO
610-526 –2466
jdsmith@bmtc.com
Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com
Aaron Strenkoski, VP – Finance / Investor Relations – 610-581-4822 – astrenkoski@bmtc.com
*
*
*
*

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States
Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn Mawr Bank Corporation’s
(the “Corporation”) that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”,
“would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,” “anticipate,” “intend”, “estimate”,
“target”, “potentially”, “probably”, “outlook”, “predict”, “contemplate”, “continue”, “plan”, “forecast”,
“project” and “believe” or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.
Safe Harbor

Safe Harbor (continued)
Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisition via the merger of First Keystone Financial, Inc. and First Keystone Bank; and
other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of November 19,
2010 and speak only as of that date. The Corporation does not undertake to update forward-
looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.
This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.
The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the
Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety. Any decision to invest in the
Corporation’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

Safe Harbor (continued)
No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the
United States before they can invest in the Corporation.